Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan G. Ornstein, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Transition Report on Form 10-KT of Mesa Air Group, Inc. for the fiscal year ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-KT fairly presents, in all material respects, the financial condition and results of operations of Mesa Air Group, Inc.

Dated: November 20, 2025	/s/ JONATHAN G. ORNSTEIN
Jonathan G. Ornstein
Chairman and Chief Executive Officer